UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A12B

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OF THE SECURITIES EXCHANGE ACT OF 1934

GREEN ENERGY GLOBAL INC
(Exact name of registrant as specified in its charter)

State of Incorporation: ARIZONA
IRS Employer Identification Number: 88-2111924

Address of Principal Executive Offices:
155 N FRONTAGE ROAD
PEARCE, AZ 85625

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box: [X]
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(d), check the following box: [ ]

Securities Act registration statement file number to which this form relates (if applicable): N/A

Securities to be registered pursuant to Section 12(b):

Title of each class to be so registered	Name of each exchange on which each class is to be registered
COMMON STOCK, $0.01 PAR VALUE	NASDAQ

Securities to be registered pursuant to Section 12(g): NONE

Item 1. Description of Registrant’s Securities to be Registered.
For a description of the Common Stock, reference is made to the section entitled "DESCRIPTION OF CAPITAL STOCK" in the S-1 Registration Statement of the Registrant, which is incorporated herein by reference.

Item 2. Exhibits.
The following exhibits are filed as part of this registration statement:

Exhibit No.	Description
EX-3.1	Articles of Incorporation
EX-3.2	Bylaws
EX-4.1	Specimen Stock Certificate
EX-99.1	S-1 Offering Memorandum
EX-99.2	Audited Financial Statements 2023 (Updated)
EX-99.3	Audited Financial Statements 2024

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Registrant: GREEN ENERGY GLOBAL INC
Date: JUNE 2, 2025

By: /s/ MUHAMMAD KHAN
Title: PRESIDENT & CEO